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                            VAN KAMPEN EXCHANGE FUND

                    SUPPLEMENT DATED DECEMBER 1, 2004 TO THE
                        PROSPECTUS DATED APRIL 23, 2004,
                 AS PREVIOUSLY SUPPLEMENTED ON NOVEMBER 1, 2004

     The Prospectus is hereby supplemented as follows:

     (1) The fourth paragraph of the section entitled "ITEM 6. MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE." is hereby deleted in its entirety and replaced with the following:

     The Fund is managed by Janet Luby, an Executive Director of the Adviser. Ms. Luby joined the Adviser in 1995. She became an Assistant Vice President in December 1997, a Vice President in December 1998 and an Executive Director of the Adviser in December 2000.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                  EXCH SPT 12/04